Exhibit 10.7

                      VISTA BIOLOGICALS STATEMENT OF WORK

The following information, production outline and specifications will be used in completing the contractual obligations between Vista Biologicals Corporation (VISTA) and CytoDyn, Inc. (CytoDyn).

VISTA Information

Company:                                Vista Biologicals Corporation
                                        2120-C Las Palmas Drive
                                        Carlsbad, CA 92009-1523
                                        (760) 438-5058
                                        (760) 438-0229 FAX



Contacts (s):                           Robert Fleischaker, PhD, President


CUSTOMER Information

Company:                                CytoDyn, Inc.
                                        P.O. Box 66
                                        Glorieta, NM 87535

                                        (505) 577-1636
                                        (800) 417-7252 FAX

Contact (s):                            Mr. Allen D Allen

Shipping Source:                        Federal Express





________________________________________________________________________________
Vista Biologicals Corporation proprietary rights are included in the information disclosed herein. Recipient by accepting this document agrees that neither this document nor the information herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing or for any other purpose except as specifically authorized in writing by Vista Biologicals Corporation. Unpublished - created on preparation of this document. All rights reserved under copyright laws.

VISTA BIOLOGICALS CORPORATION                                             Page 1

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                                                                 SOW for CytoOyn
                                                                    June 2008
                                                            ____________________

Contract Objectives

Phase I: Review current manufacturing directions and SOP's, prepare summary of production work to date and help in preparation of CMC section of new IND.

Phase Ib:            Clone and produce CDlla

Phase II:            Evaluate growth and productivity using several different
                     commercial media. Purify material using the three previous purification methods. Show equivalency of material produced by three methods in terms of an activity assay.

Phase III:           Bring in Materials.

Phase IV:            Prepare S6FIAntibody.

Review of Manufacturing Directions and SOP's, and support of preparation of new IND (CMC section)

                     The original DMF for the production of S6Fl will be reviewed. In addition the CMC section of the material produced by Amerimmune will also be reviewed. The proposed production and purification protocol will be compared and contrasted to the two previous methods. Additionally the response to questions previously asked by the FDA for a phase II trial will be addressed.


________________________________________________________________________________
Vista Biologicals Corporation proprietary rights are included in the information disclosed herein. Recipient by accepting this document agrees that neither this document nor the information herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing or for any other purpose except as specifically authorized in writing by Vista Biologicals Corporation. Unpublished - created on preparation of this document. All rights reserved under copyright laws.

VISTA BIOLOGICALS CORPORATION                                             Page 2

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                                                                 SOW for CytoOyn
                                                                    June 2008
                                                            ____________________


Demonstration of Equivalency of Material Produced by the Different Methods.

                     A small study will be initiated to compare growth and production by several of the now commercially available media. In addition material will be produced and purified by the two previous methods and the purity and activity will be compared.

Production of S6Fl

Ordering and Preparing Materials

                     Materials, such as media, chromatography gels, UF filters, and chemicals for buffer preparation will be ordered, quarantined, and tested for identity.

Cell Line

Cell Description:    Murine hybridoma

Cell Designation:    S6Fl

Starting Seed Train

Vessel(s):           T-75cm2, T-150cm2, & T-225cm2 polystyrene flasks, spinner
                     flasks, and 10L bioreactor.

Cell resurrection:   Rapidly thaw vial in warm water, dilute into 30ml growth
                     medium, centrifuge and decant supernatant. Resuspend cell pellet in 30ml growth medium. Initiate culture in 75cm2 flask.



________________________________________________________________________________
Vista Biologicals Corporation proprietary rights are included in the information disclosed herein. Recipient by accepting this document agrees that neither this document nor the information herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing or for any other purpose except as specifically authorized in writing by Vista Biologicals Corporation. Unpublished - created on preparation of this document. All rights reserved under copyright laws.

VISTA BIOLOGICALS CORPORATION                                             Page 3

                                                                 SOW for CytoOyn
                                                                    June 2008
                                                            ____________________

Plant:

Roughly 2 X 105 cells/mL. or roughly 1:5 split ratio from confluent cultures.

Subculture:          By dilution when cell density roughly 1 X 106 cells/mL
                     every 2 days in order to expand culture to a final density of roughly 2-4 X 108 cells.

Special Handling:    Do not allow cell density to significantly exceed 1 X 106
                     cells/mL as this effects culture viability and/or productivity.

Growth Medium:       Gibco CHO-SFM


Production in Bioreactor

Culture System

Required Runs:       One (1)

Configuration:       1001 working volume Bioreactor

Planting Density:    2-3 X 105 cells/mL

Agitation:           30-60 rpm

Temperature:         37-38 C

Sampling:            Cell number and viability is determined 3 times per week.

Perfusion System:    Media is perfused through the system at a rate dependent
                     upon the culture density. The conditioned media is collected into sterile bags


________________________________________________________________________________
Vista Biologicals Corporation proprietary rights are included in the information disclosed herein. Recipient by accepting this document agrees that neither this document nor the information herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing or for any other purpose except as specifically authorized in writing by Vista Biologicals Corporation. Unpublished - created on preparation of this document. All rights reserved under copyright laws.

VISTA BIOLOGICALS CORPORATION                                             Page 4

                                                                 SOW for CytoOyn
                                                                    June 2008
                                                            ____________________


                     and held at 2-8(degree)C until further processing is completed.

Purification of Product

                     The S6F1 antibody is purified from the conditioned media using a series of chromatographic and UF steps. Viral inactivation is provided for by a low pH hold and via UF filtration through a Milipore Virasolve membrane.

Analysis of Product

                     The S6F1 antibody is analyzed for purity using gel electrophoresis. Concentration is determined using OD28oo Activity is determined using an ELISA type assay. Endotoxin is determined by LAL.

Additional Testing of Product

                     Vista will arrange to have an outside lab provide the additional safety testing required for the release of the product for clinical trial use.


Final Product Specifications

Description                       Acceptance Criteria

Bulk Product               Not less than 10 grams of purified S6F1 antibody as
                           determined via OD28o

Final Product Volume       Determined by weight (1.0 gram equals 1.0 mL.)



________________________________________________________________________________
Vista Biologicals Corporation proprietary rights are included in the information disclosed herein. Recipient by accepting this document agrees that neither this document nor the information herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing or for any other purpose except as specifically authorized in writing by Vista Biologicals Corporation. Unpublished - created on preparation of this document. All rights reserved under copyright laws.

VISTA BIOLOGICALS CORPORATION                                             Page 5

                                                                 SOW for CytoOyn
                                                                    June 2008
                                                            ____________________



Purity                    Greater than 95 % as determined via SDS-PAGE

Endotoxin                 Less than lEU / mg as determined via LAL.
Shipping Conditions       Single shipment following harvest.
                          Product sent via Federal Express.

Batch Record Review
                     Upon completion of the work Vista will provide CytoDyn with a report summarizing the trial run study and the assay results. In addition Vista will provide CytoDyn copies of all batch records and supporting documents. CytoDyn will review those batch records and make requests for any additional documents or clarification within 1 week of receiving those documents. Vista will provide additional documents and clarification within 1 week following CytoDyn's review.

General Terms and Conditions

Taxes:               Services subject to taxes will be itemized on the invoice

Costs:                    The fees are:

                     Starting review of DMF, (SOP's and manufacturing
                          directions)                                     40,000
                     Ordering and Preparing Materials,                    80,000
                     Beginning Cloning effort                             15,000
                     Continuing document review (2nd month)               40,000
                     Continuing cloning (2nd month)                       15,000
                     Evaluation of media and comparison of
                          purification methods                            30,000
                     Starting Seed Train,                                 55,000
                     Production in Bioreactor,                            50,000
                     Starting Purification of Product,                    50,000

________________________________________________________________________________
Vista Biologicals Corporation proprietary rights are included in the information disclosed herein. Recipient by accepting this document agrees that neither this document nor the information herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing or for any other purpose except as specifically authorized in writing by Vista Biologicals Corporation. Unpublished - created on preparation of this document. All rights reserved under copyright laws.

VISTA BIOLOGICALS CORPORATION                                             Page 6

                                                                 SOW for CytoOyn
                                                                    June 2008
                                                            ____________________

                     Continuing Production (2nd month)                  50,000
                     Analysis of Product,                               40,000
                     Batch Record Review and Analysis                   40,000

                          Subtotal                                $505,000.

Payment: In addition, the cost of outside tests, such as the end of production viral testing, LAL, etc ... will be paid by CytoDyn directly. Also, as in previous agreements CytoDyn will indemnify Vista against liabilities arising from the use or production of the S6Fl antibody, Vista will provide CytoDyn with S6Fl for research use only.

Confidential Information
       The Parties recognize and acknowledge that in the course of providing the Services under this Agreement, each Party may acquire from the other information that is confidential or proprietary and the disclosure of which may cause irreparable injury to the disclosing Party. All such confidential or proprietary information disclosed hereunder shall be treated and protected as Confidential Information.

Intellectual Property Ownership
       Vista Biological Corporation understands and agrees that the underlying rights to the intellectual property and materials that are the subject of each Price Contract (including, without limitation, all intellectual property rights in Company Confidential Information, Materials and/ or any proteins or protein products under development by CytoDyn), are owned solely by CytoDyn. Neither Vista Biological Corporation nor any Company-approved subcontractor shall acquire any rights of any kind whatsoever with respect to any of the foregoing as a result of conducting the Services.

________________________________________________________________________________
Vista Biologicals Corporation proprietary rights are included in the information disclosed herein. Recipient by accepting this document agrees that neither this document nor the information herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing or for any other purpose except as specifically authorized in writing by Vista Biologicals Corporation. Unpublished - created on preparation of this document. All rights reserved under copyright laws.

VISTA BIOLOGICALS CORPORATION                                             Page 7

                                                                 SOW for CytoOyn
                                                                    June 2008
                                                            ____________________


       Physical property created under this Statement of Work, including but without limitation, batch records, communications with the FDA, cell banks and bulk product will become the property of CytoDyn, Inc.

       It is anticipated that new intellectual property will be created during the work to be done under this Statement of Work. CytoDyn, Inc. will pay for the prosecution of one or more patents protecting such intellectual property, listing Robert Fleischaker as the inventor. In consideration of a reasonable royalty, Dr. Fleischaker will assign all such patent applications and patents to CytoDyn, Inc. Dr. Fleischaker will cooperate with the prosecution and assignment of patents, promptly providing all necessary information to CytoDyn, Inc. and promptly executing all necessary documents.




_____________________________________
President, Vista Biologicals Corp.
Robert Fleischaker, PhD





_____________________________________
CytoDyn, Inc.
Allen D Allen





________________________________________________________________________________
Vista Biologicals Corporation proprietary rights are included in the information disclosed herein. Recipient by accepting this document agrees that neither this document nor the information herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing or for any other purpose except as specifically authorized in writing by Vista Biologicals Corporation. Unpublished - created on preparation of this document. All rights reserved under copyright laws.

VISTA BIOLOGICALS CORPORATION                                             Page 8